February 28, 2020

REYNDERS, MCVEIGH CORE EQUITY FUND
Institutional Shares (ESGEX)

A Series of Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information
dated December 9, 2018, as amended

The Prospectus and Statement of Additional Information (“SAI”) each dated December 9, 2018, of the Reynders, McVeigh Core Equity Fund (the “Fund”) are hereby amended to reflect an updated Expense Limitation Agreement effective through May 31, 2021.

Accordingly, the table portraying the Fees and Expenses of the Fund and corresponding footnotes on page 1 and the Example on page 2 of the Prospectus are replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investments)	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fee	0.75%
Distribution and/or Service Fee (12b-1) Fees	None
Other Expenses(1)	0.68%
Acquired Fund Fees and Expenses	0.01%
Total Annual Operating Expenses	1.44%
Expense Reduction/Reimbursement(2)	(0.48%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	0.96%

(1)

Pursuant to an Administrative Services Plan, the Fund may pay financial intermediaries that provide certain administrative, recordkeeping and other non-distribution related services to Fund Share shareholders a service fee not to exceed 0.15% of the average daily net assets of Fund Shares. No service fee is currently paid by the Fund and the Fund’s Board of Trustees (“Board”) has not approved any payments under the Administrative Services Plan. Other Expenses as stated above represents expenses without inclusion of this administrative services fee. If an administrative services fee in the amount of 0.15% had been authorized and charged, Other Expenses would be 0.83% of the average daily net assets of the Fund.

(2)

Effective February 28, 2020, Reynders, McVeigh Capital Management, LLC, the Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the average daily net assets of the Fund through May 31, 2021 (the “Expense Limitation”). Prior to February 28, 2020, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expense of the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.00% of the average daily net assets of the Fund. The Expense Limitation is expected to continue from year to year thereafter. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board of Trustees (the “Board”) at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$98	$408	$741	$1,683

In addition, the second paragraph in the sub-section titled “The Adviser” of the section titled “Additional Information About Management of the Fund” on page 27 of the Fund’s Prospectus is replaced with the following:

For its advisory services, the Adviser is entitled to receive an annual fee of 0.75% of the Fund’s average daily net assets. Effective February 28, 2020, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the Fund’s average daily net assets through May 31, 2021 (the “Expense Limitation”). Prior to February 28, 2020, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expense of the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.00% of the average daily net assets of the Fund. During any fiscal year that the Investment Advisory Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board at any time.

The Fund’s SAI is hereby amended to reflect the updated information that follows.

“Certificates of Deposit” in the section titled “E. Fixed Income Securities” on page 17 of the Fund’s SAI is replaced with the following:

Certificates of Deposit. Certificates of deposit are issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation, or the Federal Savings and Loan Insurance Corporation, or the National Credit Union Administration. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

The second paragraph in the sub-section titled “B. Investment Advisory Agreement” of the section titled “Investment Management” on page 42 of the Fund’s SAI is replaced as follows:

Effective February 28, 2020, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the Fund’s average daily net assets through May 31, 2021 (the “Expense Limitation”). Prior to February 28, 2020, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expense of the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.00% of the average daily net assets of the Fund. The Expense Limitation is expected to roll over from year to year thereafter. During any fiscal year that the Investment Advisory Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board at any time.

Further Information

For further information, please contact the Fund toll-free at 1-800-950-6868. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.ReyndersMcVeighFunds.com.

Investors should retain this Supplement for future reference.

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